Principal Exchange-Traded Funds

Supplement dated March 19, 2019
to the Statement of Additional Information dated November 1, 2018
(as supplemented on December 17, 2018 and March 1, 2019)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Effective May 1, 2019, Principal EDGE Active Income ETF will change its name to Principal Active Income ETF. On that date, delete all references in this Statement of Additional Information to Principal EDGE Active Income ETF, and replace with Principal Active Income ETF.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES

Delete the second-to-last sentence of the first paragraph, and replace with the following:

The Board is currently composed of eleven members, nine of whom are Independent Trustees.

Delete references to Nora M. Everett.

In the Management Information - Officers of the Trust table, delete the row for Layne A. Rasmussen.

INVESTMENT ADVISORY AND OTHER SERVICES

Effective April 1, 2019, under Management Agreement, delete the row for Principal EDGE Active Income ETF, and replace with the following:

Principal Edge Active Income ETF	0.49%

INTERMEDIARY COMPENSATION

Under Additional Payments to Intermediaries, delete the third and fourth paragraphs, and replace with the following:

As of March 19, 2019, PGI anticipates that the firms that will receive additional payments as described above include, but are not necessarily limited to, the following:

•	Kestra Investment Services

•	Morgan Stanley

•	Raymond James

•	TD Ameritrade

The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since March 19, 2019 are not reflected.